Exhibit 4.2

     DOSKOCIL COMPANIES INCORPORATED       RIGHTS CERTIFICATE NO. ________
                                                    CUSIP NO.

          THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS OF DOSKOCIL COMPANIES INCORPORATED (THE "COMPANY") DATED _________, 1994 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE COMPANY AND AMERICAN STOCK TRANSFER & TRUST COMPANY (THE "EXERCISE AGENT").

          THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXERCISE AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON _________, 1994 OR SUCH LATER DATE TO WHICH THE RIGHTS OFFERING MAY HAVE BEEN EXTENDED AT THE OPTION OF THE COMPANY (THE "EXPIRATION DATE").

     EXERCISE PRICE $XX PER SHARE                       RIGHTS TO PURCHASE
     [Name and Address of Registered Holder]               COMMON STOCK OF
                                           DOSKOCIL COMPANIES INCORPORATED

      The Rights represented by this Rights Certificate may be exercised by duly completing Form 1; may be transferred or exercised or sold through a bank or broker by duly completing Form 2; and may be sold through the Exercise Agent by duly completing Form 3. Rights holders are advised to review the Prospectus and instructions, copies of which are available from the Information Agent and the Exercise Agent, before exercising or selling their Rights.
      IMPORTANT: Complete the appropriate FORM and, if applicable, delivery instructions, and SIGN on reverse side.

          The registered owner whose name is inscribed hereon, or as-signs, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto.

     By                                      By
              JOHN T. HANES                         WILLIAM L. BRADY
   Chairman of the Board of Directors,        Vice President and Controller
     President and Chief Executive Officer

          THIS RIGHTS CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO RIGHTS CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE EXERCISE AGENT.

          RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY


     NOT RECEIVE A NEW RIGHTS CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

          AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

          FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

          (a) Number of shares subscribed for pursuant to the Basic Sub-scription Privilege (one Right needed to subscribe for each full share):

          (b) Number of shares subscribed for pursuant to the Oversub-scription Privilege (to exercise the Oversubscription Privilege, the Basic Subscription Privilege must be exer-cised in full):

          (c) Total Exercise Price (total number of shares subscribed for - pursuant to both the Basic Subscription Privilege and the Oversubscription Privilege - times the Exercise
               Price of $XX.XX):  $          (1)

          METHOD OF PAYMENT

               CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO AMERICAN STOCK TRANSFER & TRUST COMPANY. Amount: ______________
               WIRE TRANSFER DIRECTED TO AMERICAN STOCK TRANSFER & TRUST COMPANY ACCOUNT AT CHEMICAL BANK, Account No. 61-093-045; ABA No. 021-000-128. Amount: ______________

          (d) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by this Rights Certificate (check only one):
               DELIVER TO ME A NEW RIGHTS CERTIFICATE EVIDENCING THE REMAINING RIGHTS TO WHICH I AM ENTITLED.
               DELIVER A NEW RIGHTS CERTIFICATE EVIDENCING THE REMAINING RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).
               SELL THE REMAINING UNEXERCISED RIGHTS IN ACCORDANCE WITH MY FORM 3 INSTRUCTIONS.


      1 If the amount enclosed or transmitted is not sufficient to pay the Exercise Price for all shares that are stated to be sub-scribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the Oversubscription Privilege is not specified and the amount enclosed or transmitted exceeds the Exercise Price for all shares represented by this Rights Certificate (the "Exercise Excess"), the person subscribing pursuant thereto shall be deemed to have exercised the Over-subscription Privilege to purchase, to the extent available, that number of whole shares of Common Stock equal to the quotient obtained by dividing the Exercise Excess by $XX.XX. Any amount remaining after such division shall be returned to the subscriber.

          CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXERCISE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:
          Name(s) of Registered Owner(s)

          Window Ticket number (if any)
          Date of Execution of Notice of Guaranteed Delivery
          Name of Institution which Guaranteed Delivery


          (e)  Soliciting Dealer

          Indicate the name of the dealer, if any, that solicited the exercise of the Rights exercised in this FORM 1 (check one Box only):

               Merrill Lynch & Co.

               Johnson Rice & Company, L.L.C.

               Other:_____________________________________
                      (Write in name of Soliciting Dealer)


          FORM 2 - TO TRANSFER YOUR RIGHTS CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR
     BROKER:  For value received,       Rights represented by this Rights
     Certificate are hereby assigned to (please print name and address and Social Security No. of transferee in full):

     Name:

     Address:




                            Social Security Number

          FORM 3 - CHECK HERE TO SELL YOUR UNEXERCISED RIGHTS THROUGH EXERCISE AGENT: Check box if the undersigned hereby authorizes the Exercise Agent to sell any Rights represented by this Rights Certificate but not exercised hereby and to deliver to the undersigned a check for the net proceeds.

          FORM 4 - SPECIAL PAYMENT, ISSUANCE AND/OR DELIVERY INSTRUC-
          TIONS: Name and/or address for mailing any stock, new Rights Certificate or cash payment if other than shown on the face hereof:

          Name: ________________________________________________________

          Address: _____________________________________________________

          ______________________________________________________________
                              (including zip code)



                                   IMPORTANT
                            RIGHTS HOLDER SIGN HERE
                  AND, IF RIGHTS ARE BEING SOLD OR EXERCISED
                         COMPLETE SUBSTITUTE FORM W-9




                    (Signature(s) of Registered Holder(s))

       Dated:                                                     , 1994

            (Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Rights Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) or a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.)

       Name(s)


                                (Please Print)
       Capacity

       Address
                             (Including Zip Code)
       Area Code and
       Telephone Number
                                    (Home)

       (Business)
       Tax Identification or
       Social Security No.
                                (Complete Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                   Note:  See paragraph 5(c) of Instructions

       Authorized Signature

       Name

       Title

       Name of Firm

       Address

       Area Code and Telephone Number

       Dated:                                                     , 1994